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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4923

Longleaf Partners Funds Trust

(Exact name of registrant as specified in charter)

c/o Southeastern Asset Management, Inc.

6410 Poplar Avenue, Suite 900
                        Memphis, TN                          38119

(Address of principal executive offices)     (Zip code)

Andrew R. McCarroll, Esq.

Southeastern Asset Management, Inc.
6410 Poplar Ave., Suite 900
Memphis, TN 38119

(Name and address of agent for service)

Registrant’s telephone number, including area code: (901) 761-2474

Date of fiscal year end: December 31

Date of reporting period: December 31, 2004.

Item 1.     Longleaf Partners Funds Annual Report at December 31, 2004.

LONGLEAF PARTNERS FUNDS SM

ANNUAL REPORT

at December 31, 2004

PARTNERS FUND

INTERNATIONAL FUND

SMALL-CAP FUND

MANAGED BY:

SOUTHEASTERN ASSET MANAGEMENT, INC.
Memphis, TN

Cautionary Statement

One of Longleaf’s “Governing Principles” is that “we will communicate with our investment partners as candidly as possible,” because we believe our shareholders benefit from understanding our investment philosophy and approach. Our views and opinions regarding the investment prospects of our portfolio holdings and Funds are “forward looking statements” which may or may not be accurate over the long term. While we believe we have a reasonable basis for our appraisals and we have confidence in our opinions, actual results may differ materially from those we anticipate. Information provided in this report should not be considered a recommendation to purchase or sell any particular security.

You can identify forward looking statements by words like “believe,” “expect,” “anticipate,” or similar expressions when discussing prospects for particular portfolio holdings and/or one of the Funds. We cannot assure future results and achievements. You should not place undue reliance on forward looking statements, which speak only as of the date of this report. We disclaim any obligation to update or alter any forward looking statements, whether as a result of new information, future events, or otherwise. This material must be preceded or accompanied by a Prospectus. Please read the Prospectus carefully for a discussion of fees, expenses, and risks. Current performance may be lower or higher than the performance quoted herein. You may obtain a current copy of the Prospectus or more current performance information by calling 1-800-445-9469 or at Longleaf’s website (www.longleafpartners.com).

The price-to-value ratio (“P/V”) is a calculation that compares the prices of the stocks in a portfolio to Southeastern’s appraisal of their intrinsic values. P/V represents a single data point about a Fund, and should not be construed as something more. We caution our shareholders not to give this calculation undue weight. P/V alone tells nothing about:

•	The quality of the businesses we own or the managements that run them;
•	The cash held in the portfolio and when that cash will be invested;
•	The range or distribution of individual P/V’s that comprise the average; and
•	The sources of and changes in the P/V.

When all of the above information is considered, the P/V ratio is a useful tool to gauge the attractiveness of a Fund’s potential opportunity. It does not, however, tell when that opportunity will be realized, nor does it guarantee that any particular company’s price will ever reach its value. We remind our shareholders who want to find a single silver bullet of information that investments are rarely that simple. To the extent an investor considers P/V in assessing a Fund’s return opportunity, the limits of this tool should be considered along with other factors relevant to each investor.

CONTENTS

Letter to Shareholders	1

Longleaf Partners Fund (Partners Fund)
Management Discussion	7
Performance History	10
Portfolio Summary	11
Portfolio of Investments	12

Longleaf Partners International Fund (International Fund)
Management Discussion	15
Performance History	18
Portfolio Summary	19
Portfolio of Investments	20

Longleaf Partners Small-Cap Fund (Small-Cap Fund)
Management Discussion	24
Performance History	26
Portfolio Summary	27
Portfolio of Investments	28
Financial Statements and Footnotes	30
Financial Highlights	42
Report of Independent Registered Public Accounting Firm	44
Expense Example	46
Information on Boards of Trustees	48
Fund Information	50
Service Directory	51

Longleaf Partners Funds

LETTER TO SHAREHOLDERS

January 10, 2005

TO OUR SHAREHOLDERS:

While all three Funds posted solid positive performance in 2004, only the Small-Cap Fund exceeded inflation plus 10%, and none of the Funds outperformed their benchmarks. Most of the gains came in the fourth quarter. The positive numbers over the last twelve months added to our long-term compounding record which in the last five years has dwarfed the indices.

	5 Years	1 Year

Partners Fund	12.0%	7.1%
S&P 500 Index	(2.3)	10.9

International Fund	12.6	10.2
EAFE Index	(1.1)	20.3

Small-Cap Fund	13.6	14.8
Russell 2000 Index	6.6	18.3

Inflation Plus 10%	12.5	13.3

We were not entirely disappointed with the recent twelve month results given the hurdles we faced at the beginning of the year. We had posted our best-ever overall performance in 2003 with the Partners Fund up 34.8%, the International Fund up 41.5%, and the Small-Cap up 43.9%. At the outset of 2004 the price-to-value ratios (P/ Vs) of the equities in the portfolios were near their all-time highs, we held significant cash reserves awaiting qualifying stocks, and our on-deck list of potential opportunities was most limited.

We made progress during the last twelve months as most of the values of Longleaf’s holdings rose faster than their common stock prices due to the combination of increased revenues, improved margins and some share repurchases. We also found a small number of new investment opportunities. These factors contributed to a year in which:

•	we compounded capital at reasonable rates of between 7% and 15%;

•	the return opportunity improved in our domestic stocks as the price-to-value ratios finished the year lower, and remained the same for our international investments; and

•	the risk of capital loss in the portfolios was minimized (P/Vs were static or lower and cash levels remained high.)

Longleaf Partners Funds
LETTER TO SHAREHOLDERS

The biggest frustration for us as your managers and the largest Longleaf shareholder group was our inability to find additional qualifying investments that would establish the basis for the next five to ten years of compounding. As more holdings reached their values and resulted in sales, the cash levels of the Funds increased. We closed both the Partners and International Funds to stop new inflows. Although we purchased a few foreign ideas in the fourth quarter, most of our potential purchases moved away from our required entry price as markets around the world rose quickly over the last two months of the year. The lack of volatility in the U.S. and in most overseas markets that we follow created a tremendous challenge to finding under-priced securities throughout the year. The S&P and the Dow Jones Industrial Average did not have a single day of 2% variance versus thirty occasions where the averages moved more than 2% in 2003. Britain’s FTSE 100 Index had two days of 2% variance in 2004 versus twenty days in 2003, and Japan’s TOPIX index had nine days of 2% variance in 2004 versus twenty-six days in 2003.

Looking Inward

Our lack of productivity that began in 2003 and continued through the summer of 2004 drove us to what some would consider an extreme — a two day retreat for the owners of Southeastern. We focused on how to perpetuate and strengthen our research efforts to deliver above-average long-term results for Longleaf shareholders.

One day’s discussion revolved around the quality and durability of our security analysis. Could the lack of new names over the last year mean either that our appraisals were too conservative or that we had too few people looking? To help answer the question we identified the best businesses we would love to own around the globe from a qualitative perspective, divided those among the research team, and did fresh appraisals. Our list came to around 200 names, and interestingly, we found that they were trading on average at approximately 100% of value. This exercise led to several conclusions. First, our appraisals are probably not overly conservative. Had the average P/V of this wide sample been 120% in a stock market that is broadly efficient and generally trades near fair value, our discount rates and other assumptions would have been called into question. Second, we determined that the lack of new ideas was driven by a true lack of high quality, low priced businesses versus a lack of eyeballs looking or the inability of those eyeballs to focus.

In addition we decided to continue our effort to hire a few junior analysts. The goal is to develop a third generation of long-term team members who will contribute research ideas over time and who will bring new perspectives and

Longleaf Partners Funds
LETTER TO SHAREHOLDERS

challenges to our thirty-plus years of experience. We are on schedule with this endeavor.

Another topic we discussed was Southeastern’s size and ability to manage larger pools of capital. Our current challenge is unrelated to size — if we had one-tenth the assets under management, the lack of qualifying investments would still exist. Just as there are times when almost any amount of assets is too much, there are opportunistic points where we could successfully invest many times our current assets. In 2003, for example, Southeastern managed the largest asset base in its history up to that point and delivered some of the highest returns. These observations notwithstanding, we know that size can anchor performance, and the larger we are, the more challenging execution can become. Over a year ago we stopped accepting new separately managed domestic accounts when the buy list became so small that taking on additional capital did not make sense. We closed the Partners Fund and International Fund in 2004 for the same reason. The domestic side of our business, which represents approximately $24 billion of the $31+ billion we manage, will remain closed for the foreseeable future. Our firm’s growth will come primarily from future compounding and, when it benefits shareholders, from additional international assets. Existing clients can add to their domestic accounts, but we will further limit inflows if they greatly outpace outflows or if inflows would otherwise negatively impact shareholders.

Outlook

Sentiment, particularly in the U.S., is extremely bullish.

•	Bulls outnumber bears 61% to 20% according to Investors Intelligence.

•	Consumer confidence is high.

•	Interest rate spreads between junk bonds and Treasuries are at historically low levels.

•	Stock price volatility is the quietest we have experienced. The Chicago Board Options Exchange volatility index (VIX), which measures expected volatility, ended the year at its lowest level since 1996.

•	Optimism among newsletters following U.S. stocks is at the highest level since 1987.

•	IPO activity in 2004 was more than double the level in any of the previous three years.

Longleaf Partners Funds
LETTER TO SHAREHOLDERS

Fundamentally U.S. stocks appear precariously perched.

•	Corporate America has never been more profitable when earnings are measured as a percent of GDP, sales, and capital.

•	Interest rates remain at historically low absolute levels, with the 10-year Treasury at 4.25%.

•	The market sells for a P/ E of over 18 times based on consensus forecasted 2005 S&P earnings after adjusting for nonrecurring items and options expensing.

•	Insider selling is at its highest since 2000.

Given these factors, the most we should reasonably expect from U.S. equities is that profitability levels be maintained and interest rates continue at low levels, putting no downward pressure on P/E multiples. In that best case scenario an indexer would receive the current dividend yield of 2% plus 4-5% of modest earnings growth in line with GDP, for a total return of 6-7%.

We think the returns abroad could exceed those in the U.S. because many markets are better positioned for growth. European stocks, however, seem to be trading closer to fair value and none appear on our on-deck list. Asia offers somewhat more attractive opportunities given earnings levels and GDP growth expectations. Our Japanese holdings are the most undervalued stocks we own, and our international on-deck list contains mostly Japanese names as well as a few other Asian companies we are watching.

These are broad observations that do not necessarily say anything about the Longleaf Partners Funds. The Funds face four challenges. First, although lower than or the same as twelve months ago, the P/Vs remain above their long-term averages. Second, it’s unlikely that value growth will continue at the rate achieved in 2004. Third, all three Funds have higher-than-average cash with the International Fund at almost 15% and both Partners and Small-Cap approaching 30%. Fourth, our list of on-deck securities that are close to meeting our criteria for purchase remains negligible.

To expand this list and enable the Funds to replace the minimal cash returns with investments that will serve as the foundation for achieving annualized returns of inflation plus 10%, either:

•	Southeastern must become more productive finding anomalies in today’s environment,

Longleaf Partners Funds
LETTER TO SHAREHOLDERS

•	stock price volatility must return, or

•	markets must have a meaningful correction.

We remain diligent in our research effort and steadfast in our commitment to deploying capital only when a large margin of safety exists between price and value. We are confident that our patience and discipline will be rewarded.

Recent Longleaf Recognition

Fund Action, a publication of Institutional Investor, has selected Mason as the winner of its 2004 Lifetime Achievement Award. This tribute recognizes that the “Longleaf Funds have created a model on how to run a fund company in shareholders’ best interests.” The article announcing the award listed several attributes of the Funds:

•	“they do what they say they’ll do,”

•	“they weather market cycles from start to finish,”

•	management “requires Longleaf employees, who want to participate in the equity markets, to do so only through Longleaf funds,” and

•	management “has consistently capped growing funds when opportunities in the markets are scarce and shareholder money flush.”

The award not only recognizes that Longleaf “has always aligned the interests of management with investors,” but the article also highlights that the Funds have earned “double-digit long-term performance at the same time,” noting the tremendous outperformance of the Funds against the indices over the last five years.

Changes in the format of this Annual Report

This annual report contains several additions. In each Fund’s section we have replaced the old “Five Largest Holdings” list with a “Table of Portfolio Holdings” that shows all investments by position size. This new table conforms with the SEC’s requirement for a second breakdown of the funds, showing the portfolio by security type (common stocks, bonds, cash, etc.) We enhanced the new table by listing specific holdings within each security type.

Located after the financial statements you will find an “Expense Example.” The SEC designed this exhibit to enable shareholders to quantify their own expenses and compare expenses across different funds. As you review expense information we think the important point to remember is that as the largest Fund owners your managers and independent trustees pay the same expenses as all shareholders and our incentives are to keep expenses as low as possible. In addition, all performance calculations are net of fees.

Longleaf Partners Funds
LETTER TO SHAREHOLDERS

Shareholder Meeting

We look forward to updating many of you in person at the annual meeting on Wednesday, May 4, 2005. We are changing venues this year to give our partners a chance to see a new and exciting building that has recently been added to the Memphis landscape. The meeting will be at 5:30 p.m. at the Bridges Center on 477 North Fifth Street at the corner of Auction Street. Because of its location in the downtown area, those who come from other cities to attend should have many convenient choices of hotels and restaurants during your stay.

We wish each of our partners a safe, happy and healthy 2005, and hope to see you in May.

Sincerely,

O. Mason Hawkins, CFA Chairman & CEO Southeastern Asset Management, Inc.	G. Staley Cates, CFA President Southeastern Asset Management, Inc.

Partners Fund - MANAGEMENT DISCUSSION

by Mason Hawkins, Staley Cates, and John Buford

Longleaf Partners Fund finished the fourth quarter and the year up 7.1%. The S&P 500 Index rose 9.2% and 10.9% respectively for the two periods. For the first time in five years the Partners Fund underperformed the market. The amount of the return difference was a fraction of the overall performance variance over the five year period. Since December 31, 1999 the Partners Fund has delivered a cumulative return of 76.2% versus (11.1)% for the S&P 500.

We focus more on the absolute numbers which did not meet inflation plus 10% in 2004. While a couple of stocks in the portfolio hurt returns, the large cash position, which began the year at 15% and ended at 26%, hindered performance. We closed the Fund to prevent new inflows. As the year progressed, several stocks reached our appraisals. The resulting sales of Trizec, Hilton, and Marriott in the fourth quarter pushed cash higher just as our list of potential buying opportunities diminished with the market’s overall rise. We were able to identify one anomaly, however, and purchased Cemex, an international cement producer.

As your partners in the Fund we are extremely frustrated to be earning the meager returns on cash. We are not willing, however, to buy equities for the sake of being invested when the risks outweigh the rewards. Accepting low quality businesses, incapable managements, or richly priced stocks is a formula for capital loss – a fate much worse than single-digit positive returns.

Most holdings contributed positively to the 2004 results. Increased revenues and margins grew earnings and cash flow, pushing several stocks in the portfolio to returns over 30% during the year. FedEx, Yum! Brands, Vivendi, and the combined lodging positions of Marriott and Hilton added the most to the Fund’s performance.

After being one of the largest positive contributors to 2003 performance, Level 3 detracted from 2004 results. Level 3 fell 40% for the year despite a 30% fourth quarter rally. We believe the company is the lowest cost and highest service level provider of fiber optic backbone services, but faced two specific challenges in 2004. The managed modem business that serves dial-up customers suffered from a re-sizing of ports by AOL. While broadband usage increased demand for fiber backbone capacity at rates approaching 100%, price competition driven by overcapacity left revenues flat. These two dynamics hurt our appraisal of the business by pushing cash flow growth further into the future, but the stock price fell much more dramatically. We remain large owners of Level 3 because we believe that top line growth is a question of when, not if. Strong broadband demand should continue since only about a fourth of U.S. homes currently have this type of connection. Additional services such as voice over IP and video on demand will further increase capacity utilization. As this combined growth

Partners Fund - MANAGEMENT DISCUSSION
by Mason Hawkins, Staley Cates, and John Buford

absorbs capacity, prices should stabilize because competitors with older networks cannot justify capital outlays at today’s prices. We believe that Level 3 has the longest staying power while waiting for pricing to turn because:

•	Their cost structure is the lowest in the industry.

•	The structure of the company’s leverage is formidable with no bank debt, and its first notes not due until 2008. The company recently bought back much of its obligation for 2008 after a successful placement of 2011 notes.

•	The company has been adding customers, and incremental revenues have contribution margins of 60%. The potential to buy another, weaker competitor as they did with Genuity offers additional revenue opportunity.

•	The management team led by Walter Scott and Jim Crowe has a strong operating and capital allocation history, they have practiced conservative accounting, and they are substantial owners.

Another investment that hurt 2004 performance was GM, which our contrarian goggles would project as the Fund’s biggest potential winner given that it is the most asked about and most hated stock in all of our client meetings. Our investment involves not sentiment, but an appraisal that is substantially more than the current price. We are aware of the negatives in this business – it is cyclical, capital intensive, and has high labor costs. These negatives warrant a low value that does not grow for the North American and European car businesses. Three other areas, however, are worth a substantial and increasing amount – the light truck and SUV business, GMAC, and the Asian operations. The following considerations help confirm that the company is cheap.

•	The entire company sells for less than our conservative appraisal of the finance company.

•	The company trades at multiples far below most other auto companies.

•	GM pays a 5% dividend yield while we wait for value recognition.

•	Rick Wagoner, John Devine, Bob Lutz, and the rest of management have done an admirable job of focusing on profitable businesses, aggressively cutting costs, designing better products, and shoring up the pension plan.

Telephone and Data Systems appreciated over 20% in 2004, but remains deeply discounted due in large part to both its dual share class structure and the sub-optimal form of its U.S. Cellular ownership. In the fourth quarter we submitted a shareholder proposal to convert to a single class of stock. We will continue to

Partners Fund - MANAGEMENT DISCUSSION
by Mason Hawkins, Staley Cates, and John Buford

pursue ways for TDS to achieve value recognition of its land line and U.S. Cellular businesses.

We are encouraged that the Fund’s P/ V is in the low-70%s, down from the mid-70%s a year ago. The quality of most holdings also gives us reason for optimism. We do not, however, know how long it will take us to find qualifying opportunities for the large level of cash reserves, and the P/ V remains higher than the long-term average.

Partners Fund - PERFORMANCE HISTORY

LONGLEAF PARTNERS FUND

Comparison of Change in Value of $10,000 Investment

Over Ten Years

AVERAGE ANNUAL RETURNS

for the periods ended December 31, 2004

	Partners	Inflation	S&P 500
	Fund	Plus 10%	Index

One Year	7.14%	13.26%	10.88%
Five Years	11.99	12.49	(2.30)
Ten Years	15.07	12.43	12.07

Past performance does not predict future performance, Fund prices fluctuate, and the value of an investment at redemption may be worth more or less than the purchase price. The Fund’s performance results in the table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The S&P 500 Index is shown with all dividends and distributions reinvested. This index is unmanaged and is not hedged for foreign currency risk. The U.S. Bureau of Labor Statistics compiles the monthly CPI-U values used to calculate inflation. Current performance may be lower or higher than the performance quoted. Please call 1-800-445-9469 or view Longleaf’s website (www.longleafpartners.com) for more current performance information.

Partners Fund - PORTFOLIO SUMMARY

TABLE OF PORTFOLIO HOLDINGS

		Net
		Assets

Common Stock		73.4%
Vivendi Universal SA	6.6
Koninklijke Philips Electronics N.V.	6.2
FedEx Corporation	5.8
The Walt Disney Corporation	5.7
Comcast Corporation	5.2
Yum! Brands, Inc.	5.2
The NipponKoa Insurance Company, Ltd.	4.8
The DIRECTV Group, Inc.	4.5
General Motors Corporation	3.9
Aon Corporation	3.9
Cemex S.A. de C.V.	3.8
Waste Management, Inc.	3.4
Pioneer Natural Resources Company	3.4
Telephone and Data Systems, Inc.	3.1
Level 3 Communications, Inc.	3.0
Diageo plc	2.7
Knight Ridder, Inc.	2.2
Cash Reserves		26.4
Other Assets and Liabilities, net		0.2

		100.0%

PORTFOLIO CHANGES

January 1, 2004 through December 31, 2004

New Holdings	Eliminations

Cemex S.A. de C.V. Cemex S.A. de C.V. ADR	Automatic Data Processing, Inc. Hilton Hotels Corporation Marriott International, Inc. News Corporation Limited Special ADS Preferred Trizec Properties, Inc.

Partners Fund - PORTFOLIO OF INVESTMENTS

at December 31, 2004

Shares			Value

Common Stock 73.4%
		Automobiles 3.9%
8,741,000		General Motors Corporation	$350,164,460
		Beverages 2.7%
16,832,505		Diageo plc (Foreign)	240,095,051
		Broadcasting and Cable 9.7%
1,668,996	*	Comcast Corporation – Class A	55,544,187
12,759,000	*	Comcast Corporation – Class A Special	419,005,560
24,015,000	*	The DIRECTV Group, Inc.	402,011,100

			876,560,847

		Entertainment 5.7%
18,465,000		The Walt Disney Corporation	513,327,000
		Environmental Services 3.4%
10,161,100		Waste Management, Inc.	304,223,334
		Insurance Brokerage 3.9%
14,627,000		Aon Corporation	349,000,220
		Materials 3.8%
750,000		Cemex S.A. de C.V. (Foreign)	5,476,810
9,288,400		Cemex S.A. de C.V. ADR (Foreign)	338,283,528

			343,760,338

		Multi-Industry 6.6%
14,386,570	*	Vivendi Universal SA (Foreign)(c)	459,345,561
4,141,900	*	Vivendi Universal SA ADR (Foreign)	132,830,733

			592,176,294

		Natural Resources 3.4%
8,641,100		Pioneer Natural Resources Company(b)	303,302,610
		Property & Casualty Insurance 4.8%
63,701,000		The NipponKoa Insurance Company, Ltd. (Foreign)(b)	433,293,618
		Publishing 2.2%
2,973,300		Knight Ridder, Inc.	199,032,702
		Restaurants 5.2%
9,880,000		Yum! Brands, Inc.	466,138,400

See Notes to Financial Statements.

Partners Fund - PORTFOLIO OF INVESTMENTS
at December 31, 2004

Shares			Value

		Technology 6.2%
19,232,035		Koninklijke (Royal) Philips Electronics N.V. (Foreign)	$510,013,596
1,941,965		Koninklijke (Royal) Philips Electronics N.V. ADR (Foreign)	51,462,073

			561,475,669

		Telecommunications 6.1%
81,029,000	*	Level 3 Communications, Inc.(b)	274,688,310
3,598,500		Telephone and Data Systems, Inc.	276,904,575

			551,592,885

		Transportation 5.8%
5,325,600		FedEx Corporation(c)	524,518,344

		Total Common Stocks (Cost $4,477,556,327)	6,608,661,772

Principal
Amount

Short-Term Obligations 26.4%
331,919,000	Repurchase Agreement with State Street Bank, 1.65% due 1-3-05, Repurchase price $331,964,639 (Collateralized by U.S. government agency securities)	331,919,000
2,050,000,000	U.S. Treasury Bills, 1.72% – 2.17% due 1-6-05 to 3-3-05	2,046,747,763

Total Short-Term Obligations	2,378,666,763

Total Investments (Cost $6,856,223,090)(a)	99.8%	8,987,328,535
Other Assets and Liabilities, Net	0.2	12,136,770

Net Assets	100.0%	$8,999,465,305

Net asset value per share	$31.32

*  Non-income producing security

(a)	Also represents aggregate cost for federal income tax purposes. Net unrealized appreciation of $2,131,105,445 consists of unrealized appreciation and depreciation of $2,284,943,209 and $(153,837,764), respectively.
(b)	Affiliated Company. See Note 7.
(c)	All or a portion designated as collateral for forward currency contracts. See Note 10.

Note:	Companies designated as “Foreign” are headquartered outside the U.S. and represent 24% of net assets.

See Notes to Financial Statements.

Partners Fund - PORTFOLIO OF INVESTMENTS
at December 31, 2004

OPEN FORWARD CURRENCY CONTRACTS

Currency	Currency Sold and	Currency	Unrealized
Units Sold	Settlement Date	Market Value	Loss

45,500,000	Euro 3-10-05	$61,893,978	$(6,166,943)
273,422,000	Euro 6-8-05	372,585,526	(10,593,937)
23,600,000,000	Japanese Yen 3-10-05	231,427,267	(14,873,771)
16,340,000,000	Japanese Yen 6-8-05	161,400,835	(3,344,713)

		$827,307,606	$(34,979,364)

See Notes to Financial Statements.

International Fund - MANAGEMENT DISCUSSION

by Mason Hawkins, Staley Cates, and Andrew McDermott

Longleaf Partners International Fund gained 10.2% in 2004 after rising 8.7% in the fourth quarter. The EAFE Index posted 15.3% during the quarter, and increased 20.3% for the year. Since inception in October of 1998, the Fund has returned 15.6% per year against 4.5% for the EAFE.

With four exceptions, all holdings advanced in 2004. The largest contributors were Vivendi, NipponKoa, YUM! Brands, Willis and Renault. A favorable tax ruling and the sale of its stake in Veolia strengthened Vivendi’s balance sheet. Subsidiaries Canal Plus and Universal Music improved margins, and the SFR telecom business continued its strong performance. Vivendi trades at a “conglomerate discount,” meaning Wall Street acknowledges the company’s undervaluation, but does not see a near-term catalyst that will close the gap between price and value. We have no particular insight into how Vivendi’s management will play its remaining cards, but we have confidence in our appraisal and in their commitment to act in our interest.

NipponKoa’s strong performance both in the fourth quarter and for the year reflected the market’s partial recognition of the financial strength of Japanese non-life insurers in general and the shareholder orientation of NipponKoa in particular. Despite suffering the worst typhoon season in decades, Japanese non-life balance sheets remained overcapitalized. At both NipponKoa and Millea Holdings management used proceeds from asset sales to repurchase shares even while paying significant typhoon related claims.

Although YUM! Brands’ domestic results were steady, the stock’s strength in 2004 primarily reflected the market’s recognition of YUM’s overseas operations. YUM’s quick service brands frequently boast higher market shares in fast growing overseas markets such as China than in the more mature U.S. market. The international business accounts for over half of our YUM appraisal, but was generally ignored by other firms prior to this year.

We purchased Willis in the third quarter during the fallout from Eliot Spitzer’s investigation of the insurance brokerage industry. Willis’ price fell far below our appraisal, which excluded any potential market share gains due to charges against its largest competitor.

Renault’s appreciation reflected the continuing recovery of the company’s core automotive operations, which outperformed most European peers in a difficult market. Renault trades at a significant discount to any appraisal that includes conservative values for Renault’s stakes in Nissan Motor and Volvo.

Our financial statements require us to report foreign currency hedges separately from the equity investments that offset these hedges. These foreign currency

International Fund - MANAGEMENT DISCUSSION
by Mason Hawkins, Staley Cates, and Andrew McDermott

positions, taken in aggregate, hurt performance more than any other position during 2004. However, losses on foreign currency hedges were approximately offset by the foreign currency appreciation related to our equity positions.

Two stocks that declined during the year were NTT and NTT DoCoMo. Because NTT owns 62% of DoCoMo and derives most of its consolidated earnings from DoCoMo’s wireless business, the decline in DoCoMo earnings discussed in the Fund’s first quarter report affected both stocks. We reduced our appraisals of DoCoMo and NTT to reflect both lower earnings and increased competition in the Japanese wireless sector. However, we believe that the market overreacted by lowering Japanese telecom valuations below both our more conservative appraisals and the recent prices paid for weaker franchises in other markets. Earnings momentum has undoubtedly slowed in the Japanese wireless sector, but values are growing, free cash flow remains strong, and 3G services have the potential both to increase revenues and lower costs. We now find DoCoMo and KDDI, which owns Japan’s second largest cellular company, more attractive than NTT and adjusted our holdings accordingly in the fourth quarter. All three companies recently executed share repurchases.

Other recent changes to the portfolio included the sale of Trizec Properties at our appraisal, and the addition of Cemex, Mexico’s largest cement producer which became cheap after announcing the acquisition of U.K. competitor RMC. Earlier in the year, we described the purchases of Coors and Olympus and the sales of Brascan and Hollinger.

Where do we stand today? International stocks have suddenly become fashionable. According to the Wall Street Journal, international mutual funds attracted over $61 billion through November, compared to a previous record of $49.8 billion in 2000. International companies are meeting this demand by selling record volumes of stock. The top equity deal in 2004 was a $9.5 billion offering by Enel, an Italian utility, followed by France Telecom. Several other international companies that could not raise a dime three years ago sold billions of dollars worth of equity, even as last year’s hot Russian market cratered. Our most important metric, the Fund’s price-to-value ratio, remains in the high-60%s, near its all-time high, and the Fund has nearly 15% in cash despite research productivity that yielded six new names during the year. Considering that we started from a similar position in January 2004, a 10.2% return pleased us even though it fell below our long-term objective of inflation plus 10%. Taken together, all these numbers imply that our companies performed about as we anticipated. If P/ Vs and cash remain stable, performance equates to value growth, implying that our companies grew at the low double-digit rate that we expect.

International Fund - MANAGEMENT DISCUSSION
by Mason Hawkins, Staley Cates, and Andrew McDermott

Our biggest surprise in 2004 was that we found so many new ideas, despite the relatively high levels of global equity markets throughout the year and the absence of market volatility that frequently provides us with opportunities to build new positions. We find ideas in four ways: individual companies disappoint the market (Cemex), industries fall out of favor (insurance brokers, digital camera producers, Japanese telecoms), volatility creates price instability (late 2002/early 2003), or the market crashes, making many stocks cheap (Fall of 1998). We have no idea when or if a broad market decline will expand our selection of companies. Until it does, we will continue to take advantage of the one-off opportunities we find.

In closing, we will repeat last year’s paragraph detailing our thoughts on foreign currencies and our hedging policy. Although the dollar actually moved less in 2004 than in 2003, the topic of “the dollar” gained air time in the last year. When combined with massive inflows into foreign mutual funds, this media attention reminds us of the internet bubble. There are strong arguments on both sides of the currency issue, but picking individual stocks based on anything other than the merits of that particular investment strikes us as a recipe for disaster.

The dollar’s weakness dominated headlines this year much as the dollar’s strength was news only two years ago. In both cases, the Fund’s returns were somewhat insulated from currency moves by our hedging policies. Our hedges offset the currency-related appreciation or depreciation in foreign stocks. As a result, the return from a hedged position approximately reflects the actual performance of the company’s stock price. We believe that our expertise rests in arbitraging price and value in specific equities, not in predicting currency swings. That said, it is impossible to totally isolate any equity portfolio from currency moves. We generally hedge stocks that have earnings almost wholly in foreign currencies.

International Fund - PERFORMANCE HISTORY

LONGLEAF PARTNERS INTERNATIONAL FUND

Comparison of Change in Value of $10,000 Investment

Since Public Offering 10/26/98

AVERAGE ANNUAL RETURNS

for the periods ended December 31, 2004

	International	Inflation	EAFE
	Fund	Plus 10%	Index

One Year	10.21%	13.26%	20.25%
Five Years	12.62	12.49	(1.14)
Since Public Offering 10/26/98	15.63	12.45	4.47

Past performance does not predict future performance, Fund prices fluctuate, and the value of an investment at redemption may be worth more or less than the purchase price. The Fund’s performance results in the table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The EAFE Index is shown with all dividends and distributions reinvested. In 1998, the EAFE was available at month-end only; therefore, the EAFE value at October 31, 1998 was used to calculate performance since public offering. This index is unmanaged and is not hedged for foreign currency risk. The U.S. Bureau of Labor Statistics compiles the monthly CPI-U values used to calculate inflation. Current performance may be lower or higher than the performance quoted. Please call 1-800-445-9469 or view Longleaf’s website (www.longleafpartners.com) for more current performance information.

International Fund - PORTFOLIO SUMMARY

TABLE OF PORTFOLIO HOLDINGS

		Net
		Assets

Common Stock		87.2%
The NipponKoa Insurance Company, Ltd.	7.5
Koninklijke Philips Electronics N.V.	6.3
Fairfax Financial Holdings Limited	6.0
Vivendi Universal SA	5.8
Willis Group Holdings Limited	5.7
Shaw Communications Inc.	5.5
Olympus Corporation	5.3
Renault SA	5.2
Millea Holdings, Inc.	4.8
Yum! Brands, Inc.	4.4
The News Corporation	4.4
Cemex S.A. de C.V.	4.3
Nippon Broadcasting System, Inc.	4.2
NTT DoCoMo, Inc.	3.0
BIL International Limited	2.9
Ezaki Glico Co., Ltd.	2.8
Adolph Coors Company	2.6
SKY Perfect Communications Inc.	2.2
KDDI Corporation	1.9
Nippon Telegraph and Telephone Corporation	1.1
Diageo plc	1.0
Gendis, Inc.	0.3
Cash Reserves		14.7
Other Assets and Liabilities, net		(1.9)

		100.0%

PORTFOLIO CHANGES

January 1, 2004 through December 31, 2004

New Holdings	Eliminations

Adolph Coors Company – Class B Cemex S.A. de C.V. Cemex S.A. de C.V. ADR KDDI Corporation NTT DoCoMo, Inc. Olympus Corporation Willis Group Holdings Limited	Brascan Corporation Hollinger International Inc. Trizec Properties, Inc. Vivendi Universal SA (ADR only)

International Fund - PORTFOLIO OF INVESTMENTS

at December 31, 2004

Shares			Value

Common Stock 87.2%
		Automobiles 5.2%
1,597,000		Renault SA (France)(d)	$133,607,924
		Beverages 3.6%
883,000		Adolph Coors Company – Class B (United States)	66,816,610
1,889,000		Diageo plc (United Kingdom)	26,944,270

			93,760,880

		Broadcasting and Cable 16.3%
5,921,240		The News Corporation (United States)	113,687,808
2,172,300		Nippon Broadcasting System, Inc. (Japan)(b)(d)(e)	107,056,846
7,808,900		Shaw Communications Inc. – Class B (Canada)(d)	142,824,781
52,233		SKY Perfect Communications Inc. (Japan)(d)	56,581,077

			420,150,512

		Construction Materials 4.3%
500,000		Cemex S.A. de C.V. (Mexico)	3,651,207
2,931,200		Cemex S.A. de C.V. ADR (Mexico)	106,754,304

			110,405,511

		Food 2.8%
9,851,000		Ezaki Glico Co., Ltd. (Japan)(b)(d)	72,293,862
		Insurance Brokerage 5.7%
3,586,000		Willis Group Holdings Limited (United Kingdom)	147,635,620
		Multi-Industry 8.7%
127,134,000		BIL International Limited (Singapore)(b)(d)	76,324,014
4,653,000	*	Vivendi Universal SA (France)(d)	148,564,592

			224,888,606

		Natural Resources 0.3%
3,349,996	*	Gendis Inc. (Canada)(b)(c)	6,570,264
		Photo and Medical Equipment 5.3%
6,405,000		Olympus Corporation (Japan)(d)	136,575,827
		Property & Casualty Insurance 18.3%
910,000		Fairfax Financial Holdings Limited (Canada)(d)	153,595,727
8,396		Millea Holdings, Inc. (Japan)	124,542,988
28,556,000		The NipponKoa Insurance Company, Ltd. (Japan)(d)	194,237,650

			472,376,365

See Notes to Financial Statements.

International Fund - PORTFOLIO OF INVESTMENTS
at December 31, 2004

Shares		Value

	Restaurants 4.4%
2,418,000	Yum! Brands, Inc. (United States)	$114,081,240
	Technology 6.3%
3,044,931	Koninklijke (Royal) Philips Electronics N.V. (Netherlands)	80,748,408
3,063,069	Koninklijke (Royal) Philips Electronics N.V. ADR (Netherlands)	81,171,328

		161,919,736

	Telecommunications 6.0%
9,144	KDDI Corporation (Japan)	49,258,202
6,600	Nippon Telegraph and Telephone Corporation (Japan)	29,628,184
41,647	NTT DoCoMo, Inc. (Japan)(d)	76,815,487

		155,701,873

	Total Common Stocks (Cost $1,538,711,633)	2,249,968,220

Principal
Amount

Short-Term Obligations 14.7%
70,308,000	Repurchase Agreement with State Street Bank, 1.65% due 1-3-05, Repurchase price $70,317,667 (Collateralized by U.S. government agency securities)	70,308,000
310,000,000	U.S. Treasury Bills, 1.72% – 1.99% due 1-6-05 to 1-27-05	309,754,105

	Total Short-Term Obligations	380,062,105

Total Investments (Cost $1,918,773,738)(a)	101.9%	2,630,030,325
Other Assets and Liabilities, Net	(1.9)	(50,395,546)

Net Assets	100.0%	$2,579,634,779

Net asset value per share		$15.55

*  Non-income producing security

(a)	Also represents aggregate cost for federal income tax purposes. Net unrealized appreciation of $711,256,587 consists of unrealized appreciation and depreciation of $722,494,728 and $(11,238,141), respectively.
(b)	Affiliated company. See Note 7.
(c)	Illiquid security. See Note 8.
(d)	All or a portion designated as collateral on forward currency contracts. See Note 10.
(e)	Because of certain Japanese shareholding restrictions, a portion of this position is held in physical form pending registration in the Fund’s name with the Japanese Securities Depository Center (JASDEC). While in physical form, the shares may be freely traded, but will not entitle the Fund to dividends or voting rights until deposited in JASDEC.

Note:	Country listed in parenthesis after each company indicates location of headquarters/primary operations.

See Notes to Financial Statements.

International Fund - PORTFOLIO OF INVESTMENTS
at December 31, 2004

OPEN FORWARD CURRENCY CONTRACTS

Currency	Currency Sold and	Currency	Unrealized
Units Sold	Settlement Date	Market Value	Loss

41,000,000	British Pound 3-10-05	$78,384,360	$(5,752,860)
163,000,000	Canadian Dollar 3-10-05	136,014,762	(10,866,004)
80,090,000	Euro 6-8-05	109,136,700	(3,103,146)
32,900,000,000	Japanese Yen 3-10-05	322,625,300	(20,735,045)
36,680,000,000	Japanese Yen 6-8-05	362,312,279	(7,508,205)

		$1,008,473,401	$(47,965,260)

COUNTRY WEIGHTINGS

	Equity	Net
	Only	Assets

Japan	37.6%	32.8%
Canada	13.5	11.7
United States	13.1	11.4
France	12.5	10.9
United Kingdom	7.8	6.8
Netherlands	7.2	6.3
Mexico	4.9	4.3
Singapore	3.4	3.0

	100.0%	87.2

Cash, other assets and liabilities, net		12.8

		100.0%

See Notes to Financial Statements.

(Intentionally Left Blank)

Small-Cap Fund - MANAGEMENT DISCUSSION

by Mason Hawkins, Staley Cates, and John Buford

Longleaf Partners Small-Cap Fund delivered another year of successful compounding, rising 14.8% after an 11.3% fourth quarter return. While the results were behind the Russell 2000’s 18.3% for 2004 and 14.1% in the fourth quarter, the return exceeded our absolute goal of inflation plus 10%.

The higher-than-average 31% turnover of assets indicates a large amount of portfolio activity. We began 2004 with nineteen stocks and during the course of the year sold nine. Particularly rewarding was that all nine were profitable investments, including MONY and Hollinger which had disappointing managements. In the fourth quarter we liquidated three positions: Hilton, Forest City Enterprises, and NCR. Each of these investment experiences represented the successful implementation of our discipline. They had competitively entrenched businesses run by capable owner-operators. We bought them at a steep discount because of short-term challenges and/or misperceptions about their prospects. Because of their strong qualitative characteristics these companies grew their worths substantially over the time we held them. Our successful results derived from both the steeply discounted price we paid and the double-digit value growth achieved during our ownership period.

Not only did we sell many names, we added six new holdings during the year. We successfully built full positions in Coors, Hasbro, and Hilb, Rogal & Hobbs. Unfortunately the prices of the three companies we added in the fourth quarter moved above our buy limit quickly. In only one case, Everest Re, did we get more than a negligible position.

The Fund’s imbalance between sales and purchases pushed cash levels from 15% at the outset of the year to 29%. Low returns on cash hindered results somewhat, but the performance of the Fund’s securities drove Small-Cap’s successful numbers. Each of the largest contributors to Fund performance, including Texas Industries, NCR, Neiman Marcus, and Coors, rose over 35% during the year and delivered strong fourth quarter returns. The Level 3 bonds also added meaningfully to the 2004 numbers. Early in the year the bonds traded close to par and we scaled them back. In the second quarter they fell to enough of a discount that we added to the position. By year-end the bonds had rallied and the Fund benefited from both the price improvement and the large coupon we received throughout the year.

Unfortunately the success of our Level 3 bonds did not entirely make up for the decline in our equity position. After being one of the largest positive contributors to 2003 performance, Level 3 fell 40% in 2004 despite a 30% fourth quarter rally. We believe the company is the lowest cost and highest service level provider of fiber optic backbone services, but faced two specific challenges during the year.

Small-Cap Fund - MANAGEMENT DISCUSSION
by Mason Hawkins, Staley Cates, and John Buford

The managed modem business that serves dial-up customers suffered from a re-sizing of ports by AOL. While broadband usage increased demand for fiber backbone capacity at rates approaching 100%, price competition driven by overcapacity left revenues flat. These two dynamics hurt our appraisal of the business by pushing cash flow growth further into the future, but the stock price fell much more dramatically. We remain large owners of Level 3 because we believe that top line growth is a question of when, not if. Strong broadband demand should continue since only about a fourth of U.S. homes currently have this type of connection. Additional services such as voice over IP and video on demand will further increase capacity utilization. As this combined growth absorbs capacity, prices should stabilize because competitors with older networks cannot justify capital outlays at today’s prices. We believe that Level 3 has the longest staying power while waiting for pricing to turn because:

•	Their cost structure is the lowest in the industry.

•	The structure of the company’s leverage is formidable with no bank debt, and its first notes not due until 2008. The company recently bought back much of its obligation for 2008 after a successful placement of 2011 notes.

•	The company has been adding customers, and incremental revenues have contribution margins of 60%. The potential to buy another, weaker competitor as they did with Genuity offers additional revenue opportunity.

•	The management team led by Walter Scott and Jim Crowe has a strong operating and capital allocation history, they have practiced conservative accounting, and they are substantial owners.

Delivering inflation plus 10% will be a challenge in 2005 if we cannot find a handful of qualifying new investments. Our high cash position is earning minimal returns, and several holdings are approaching full value. The Fund’s price-to-value ratio is below last year’s all-time high due to purchases and sales as well as value growth. The P/ V, however, is still hovering in the high-70%s.

Small-Cap Fund - PERFORMANCE HISTORY

LONGLEAF PARTNERS SMALL-CAP FUND

Comparison of Change in Value of $10,000 Investment

Over Ten Years

AVERAGE ANNUAL RETURNS

for the periods ended December 31, 2004

	Small-Cap	Inflation	Russell 2000
	Fund	Plus 10%	Index

One Year	14.78%	13.26%	18.33%
Five Years	13.58	12.49	6.61
Ten Years	16.06	12.43	11.54

Past performance does not predict future performance, Fund prices fluctuate, and the value of an investment at redemption may be worth more or less than the purchase price. The Fund’s performance results in the table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Russell 2000 Index is shown with all dividends and distributions reinvested. This index is unmanaged and is not hedged for foreign currency risk. The U.S. Bureau of Labor Statistics compiles the monthly CPI-U values used to calculate inflation. Current performance may be lower or higher than the performance quoted. Please call 1-800-445-9469 or view Longleaf’s website (www.longleafpartners.com) for more current performance information.

Small-Cap Fund - PORTFOLIO SUMMARY

TABLE OF PORTFOLIO HOLDINGS

		Net
		Assets

Common Stock		60.3%
Shaw Communications Inc.	6.0
The Neiman Marcus Group, Inc.	5.8
Fairfax Financial Holdings Limited	5.6
Adolph Coors Company	5.5
Hasbro, Inc.	4.9
Hilb, Rogal & Hobbs Company	4.8
IHOP Corp.	4.7
Texas Industries, Inc.	4.6
PepsiAmericas, Inc.	4.2
Level 3 Communications, Inc.	3.4
Jacuzzi Brands, Inc.	2.9
Ruddick Corporation	2.7
Everest Re Group, Ltd.	2.3
Deltic Timber Corporation	2.2
Vail Resorts, Inc.	0.4
Odyssey Re Holdings Corp.	0.3
Corporate Bonds		10.3
Level 3 Communications, Inc.	10.3
Cash Reserves		29.5
Other Assets and Liabilities, net		(0.1)

		100.0%

PORTFOLIO CHANGES

January 1, 2004 through December 31, 2004

New Holdings	Eliminations

Adolph Coors Company – Class B Everest Re Group, Ltd. Hasbro, Inc. Hilb Rogal & Hobbs Company Odyssey Re Holdings Corp. Vail Resorts, Inc.	Alleghany Corporation
Brascan Corporation
Forest City Enterprises, Inc. – Class A
Genlyte Group Incorporated
Hilton Hotels Corporation
Hollinger International Inc.
The MONY Group Inc.
NCR Corporation
TimberWest Forest Corp.

Small-Cap Fund - PORTFOLIO OF INVESTMENTS

at December 31, 2004

Shares			Value

Common Stock 60.3%
		Beverages 9.7%
1,942,000		Adolph Coors Company – Class B(b)	$146,951,140
5,262,900		PepsiAmericas, Inc.	111,783,996

			258,735,136

		Broadcasting and Cable 6.0%
8,716,700		Shaw Communications Inc. – Class B (Foreign)(c)	159,428,443
		Construction Materials 4.6%
1,967,700		Texas Industries, Inc(b)	122,745,126
		Grocery – Retail 2.7%
3,394,100		Ruddick Corporation(b)	73,618,029
		Insurance Brokerage 4.8%
3,526,400		Hilb Rogal & Hobbs Company(b)	127,796,736
		Manufacturing 2.9%
8,849,100	*	Jacuzzi Brands, Inc.(b)	76,987,170
		Natural Resources 2.2%
1,406,100		Deltic Timber Corporation(b)	59,688,945
		Property & Casualty Insurance 8.2%
706,900		Everest Re Group, Ltd. (Foreign)	63,309,964
886,000		Fairfax Financial Holdings Limited (Foreign)(c)	149,544,850
339,400		Odyssey Re Holdings Corp.	8,556,274

			221,411,088

		Real Estate 0.4%
433,140	*	Vail Resorts, Inc.	9,710,999
		Restaurants 4.7%
2,978,100		IHOP Corp.(b)	124,752,609
		Retail 5.8%
2,332,500		The Neiman Marcus Group, Inc. – Class B	155,811,000
		Telecommunications 3.4%
27,197,271	*	Level 3 Communications, Inc.	92,198,749
		Toys 4.9%
6,727,000		Hasbro, Inc.	130,369,260

		Total Common Stocks (Cost $1,121,178,799)	1,613,253,290

See Notes to Financial Statements.

Small-Cap Fund - PORTFOLIO OF INVESTMENTS
at December 31, 2004

Principal
Amount		Value

Corporate Bonds 10.3%
	Telecommunications 10.3%
7,600,000	Level 3 Communications, Inc., 11% Senior Notes due 3-15-08	$7,106,000
224,700,000	Level 3 Communications, Inc., 9.125% Senior Notes due 5-1-08	196,612,500
105,964,000	Level 3 Communications, Inc., 6% Convertible Subordinated Notes due 9-15-09	66,359,955
10,800,000	Level 3 Communications, Inc., 6% Convertible Subordinated Notes due 3-15-10	6,385,500

	Total Corporate Bonds (Cost $228,506,200)	276,463,955

Short-Term Obligations 29.5%
70,405,000	Repurchase Agreement with State Street Bank, 1.65% due 1-3-05, Repurchase Price $70,414,681 (Collateralized by U.S. government agency securities)	70,405,000
720,000,000	U.S. Treasury Bills, 1.72% – 2.20% due 1-6-05 to 3-24-05	718,102,243

Total Short-Term Obligations	788,507,243

Total Investments (Cost $2,138,192,242)(a)	100.1%	2,678,224,488
Other Assets and Liabilities, Net	(0.1)	(4,381,672)

Net Assets	100.0%	$2,673,842,816

Net asset value per share	$29.85

*  Non-income producing security

(a)	Also represents aggregate cost for federal income tax purposes. Net unrealized appreciation of $540,032,246 consists of unrealized appreciation and depreciation of $563,064,706 and $(23,032,460), respectively.
(b)	Affiliated company. See Note 7.
(c)	All or a portion designated as collateral for foreign currency contracts. See Note 10.

Note:	Companies designated as “Foreign” represent 14% of net assets.

OPEN FORWARD CURRENCY CONTRACTS

Currency	Currency Sold and	Currency	Unrealized
Units Sold	Settlement Date	Market Value	Loss

144,000,000	Canadian Dollar 3-10-05	$120,160,281	$(8,765,338)

See Notes to Financial Statements.

Longleaf Partners Funds

STATEMENTS OF ASSETS AND LIABILITIES
at December 31, 2004

	Partners	International	Small-Cap
	Fund	Fund	Fund

Assets:
Investments:
Affiliated securities, at market value (cost $615,056,848, $182,998,228 and $528,374,738, respectively) (Note 2 and 7)	$1,011,284,538	$262,244,986	$732,539,755
Other securities, at market value (cost $6,241,166,242, $1,735,775,510 and $1,609,817,504, respectively) (Note 2)	7,976,043,997	2,367,785,339	1,945,684,733

Total Investments	8,987,328,535	2,630,030,325	2,678,224,488
Cash	123	131	355
Receivable for:
Fund shares sold	51,848,383	1,650,441	593,568
Dividends and interest	4,839,863	1,053,652	6,919,600
Securities sold	–	2,623,796	–
Prepaid assets	243,697	66,050	77,737

Total Assets	9,044,260,601	2,635,424,395	2,685,815,748

Liabilities:
Payable for:
Forward currency contracts (Note 2)	34,979,364	47,965,260	8,765,338
Fund shares redeemed	2,799,873	3,538,731	1,048,896
Securities purchased	–	646,350	–
Investment counsel fee (Note 3)	5,682,679	3,177,729	1,775,079
Administration fee (Note 4)	746,397	212,110	225,384
Other accrued expenses	586,983	249,436	158,235

Total Liabilities	44,795,296	55,789,616	11,972,932

	$8,999,465,305	$2,579,634,779	$2,673,842,816

Net Assets:
Net assets consist of:
Paid-in capital	$6,728,767,867	$2,039,862,901	$1,924,905,012
Undistributed net investment income	–	–	286,428
Accumulated net realized gain (loss) on investments and foreign currency	174,571,356	(123,519,450)	217,384,468
Unrealized gain on investments and foreign currency	2,096,126,082	663,291,328	531,266,908

Net Assets	$8,999,465,305	$2,579,634,779	$2,673,842,816

Net asset value per share	$31.32	$15.55	$29.85

Fund shares issued and outstanding	287,358,267	165,868,307	89,585,837

See Notes to Financial Statements.

Longleaf Partners Funds

STATEMENTS OF OPERATIONS
for the year ended December 31, 2004

	Partners	International	Small-Cap
	Fund	Fund	Fund

Investment Income:
Income:
Dividends from non-affiliates (net of foreign tax withheld of $1,783,717, $1,497,043 and $409,992, respectively)	$60,709,485	$15,276,738	$7,537,538
Dividends from affiliates (net of foreign tax withheld of $307,235, $70,930, and $0, respectively) (Note 7)	12,531,520	2,863,156	7,905,222
Interest	24,057,261	6,698,131	44,790,993
Other	–	99,816	–

Total income	97,298,266	24,937,841	60,233,753

Expenses:
Investment counsel fee (Note 3)	63,228,202	34,679,191	19,433,782
Administration fee (Note 4)	8,297,094	2,312,208	2,457,838
Transfer agent fees and expenses	1,785,070	514,730	491,215
Custodian fees and expenses	562,898	360,199	28,901
Prospectus and shareholder reports	575,549	183,799	138,180
Trustees’ fees and expenses	237,500	123,750	123,750
Registration fees	238,044	113,470	62,281
Professional fees	86,089	54,050	58,962
Other	180,086	69,267	79,382

Total expenses	75,190,532	38,410,664	22,874,291

Net investment income(loss)	22,107,734	(13,472,823)	37,359,462

Realized and unrealized gain(loss):
Net realized gain(loss):
Non-affiliated securities	432,319,018	83,556,779	327,085,559
Affiliated securities (Note 7)	30,751,589	–	134,411,917
Forward currency contracts	(31,925,249)	(36,768,087)	(4,776,987)
Foreign currency transactions	(113,921)	(23,494)	30,359

Net gain	431,031,437	46,765,198	456,750,848

Change in unrealized appreciation (depreciation):
Securities	148,030,205	205,637,978	(138,260,269)
Other assets, liabilities and forwards	(15,060,658)	(11,200,044)	(5,686,125)

Change in net unrealized appreciation (depreciation)	132,969,547	194,437,934	(143,946,394)

Net realized and unrealized gain	564,000,984	241,203,132	312,804,454

Net increase in net assets resulting from operations	$586,108,718	$227,730,309	$350,163,916

See Notes to Financial Statements.

Longleaf Partners Funds

STATEMENTS OF CHANGES IN NET ASSETS

	Partners Fund

	Year ended December 31,

	2004	2003

Operations:
Net investment income (loss)	$22,107,734	$18,984,819
Net realized gain (loss) from investments and foreign currency transactions	431,031,437	(27,683,469)
Net change in unrealized appreciation (depreciation) of securities, other assets, liabilities and forwards	132,969,547	1,840,483,946

Net increase in net assets resulting from operations	586,108,718	1,831,785,296

Distributions to shareholders:
From net investment income	(41,083,617)	–
From net realized gain on investments	(176,600,734)	–

Net decrease in net assets resulting from distributions	(217,684,351)	–

Capital share transactions (Note 6):
Net proceeds from sale of shares	1,799,651,526	1,609,944,990
Net asset value of shares issued to shareholders for reinvestment of shareholder distributions	195,398,551	–
Cost of shares redeemed	(1,032,976,645)	(560,424,437)

Net increase in net assets from fund share transactions	962,073,432	1,049,520,553

Total increase in net assets	1,330,497,799	2,881,305,849
Net assets:
Beginning of year	7,668,967,506	4,787,661,657

End of year	$8,999,465,305	$7,668,967,506

Undistributed net investment income included in net assets at end of year	$ –	$19,089,804

See Notes to Financial Statements.

Longleaf Partners Funds
STATEMENTS OF CHANGES IN NET ASSETS

International Fund		Small-Cap Fund

Year ended December 31,		Year ended December 31,

2004	2003	2004	2003

$(13,472,823)	$(9,415,571)	$37,359,462	$35,699,624

46,765,198	(163,196,584)	456,750,848	8,976,839

194,437,934	680,067,986	(143,946,394)	666,649,345

227,730,309	507,455,831	350,163,916	711,325,808

–	–	(37,602,433)	(35,283,300)
–	–	(222,981,460)	–

–	–	(260,583,893)	(35,283,300)

695,678,169	703,323,951	305,304,370	287,797,075

–	–	239,101,276	30,672,961
(267,354,688)	(373,913,139)	(325,228,207)	(306,621,285)

428,323,481	329,410,812	219,177,439	11,848,751

656,053,790	836,866,643	308,757,462	687,891,259

1,923,580,989	1,086,714,346	2,365,085,354	1,677,194,095

$2,579,634,779	$1,923,580,989	$2,673,842,816	$2,365,085,354

$ –	$ –	$286,428	$499,040

See Notes to Financial Statements.

Longleaf Partners Funds
STATEMENTS OF CHANGES IN NET ASSETS

Longleaf Partners Funds

NOTES TO FINANCIAL STATEMENTS

Note 1. Organization

The Longleaf Partners Fund, Longleaf Partners International Fund, and Longleaf Partners Small-Cap Fund (the “Funds”) are non-diversified and each is a series of Longleaf Partners Funds Trust, a Massachusetts business trust, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended.

Note 2. Significant Accounting Policies

Management Estimates

The accompanying financial statements are prepared in accordance with accounting principles generally accepted in the United States of America; these principles may require the use of estimates by Fund management. Actual results could differ from those estimates.

Security Valuation

Portfolio securities listed or traded on a securities exchange (U.S. or foreign), on the NASDAQ national market, or any representative quotation system providing same day publication of actual prices, are valued at the last sale price. If there are no transactions in the security that day, securities are valued at the midpoint between the closing bid and ask prices or, if there are no such prices, the prior day’s close.

In the case of bonds and other fixed income securities, valuations may be furnished by a pricing service which takes into account factors in addition to quoted prices (such as trading characteristics, yield, quality, coupon rate, maturity, type of issue, and other market data relating to the priced security or other similar securities) where taking such factors into account would lead to a more accurate reflection of the fair market value of such securities.

When market quotations are not readily available, portfolio securities are valued at their fair values as determined in good faith under procedures established by and under the general supervision of the Funds’ Trustees. In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. Estimated values may differ from the values that would have been used had a ready market for the investment existed.

Repurchase agreements are valued at cost which, combined with accrued interest, approximates market value. Short-term U.S. Government obligations are valued at amortized cost which approximates current market value.

The Funds determine net asset values (“NAVs”) once a day, at the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. Eastern time) on days the Exchange is open for business. The Exchange is closed for specified national holidays and on weekends. We usually price foreign securities at the latest market close in the foreign market, which may be at different times or days than the close of the New York Stock Exchange. If events occur which could materially affect the NAV between the close of the foreign market and normal pricing at the close of the New York Stock Exchange, we may price the foreign securities at fair value as determined by the Board of Trustees, consistent with any regulatory guidelines.

Accounting for Investments

For financial reporting purposes, the Funds record security transactions on trade date. Realized gains and losses on security transactions are determined using the specific identification method. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon after the ex-dividend date as the Fund is able to obtain information on the dividend. Interest income and Fund expenses are recognized on an accrual basis.

Distributions to Shareholders

Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes

The Funds’ policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. Accordingly, no federal income tax provision is required. The Funds intend to make any required distributions to avoid the application of a 4% nondeductible excise tax. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Foreign Currency Translations

The books and records of the Funds are maintained in U.S. dollars. Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of each transaction. The market values of investment securities, assets and liabilities are translated into U.S. dollars daily.

The Funds do not isolate the portion of net realized and unrealized gains or losses in equity security investments which are attributable to changes in foreign exchange rates. Accordingly, the impact of such changes is included in the realized and unrealized gains or losses on the underlying equity securities.

Forward Currency Contracts

Forward currency contracts are commitments to purchase or sell a foreign currency at a future maturity date. The resulting obligation is marked-to-market daily using foreign currency exchange rates supplied by an independent pricing service. An unrealized gain or loss is recorded for the difference between the contract opening value and its current value. When a contract is closed or delivery is taken, this gain or loss is realized. For federal tax purposes, gain or loss on open forward contracts are treated as realized and are subject to distribution at our excise tax year-end date.

Risk of Forward Currency Contracts

The Funds generally use forward currency contracts for hedging purposes to offset currency exposure in portfolio holdings. Each Fund may seek to hedge foreign currency exposure to the full extent of its investment in foreign securities, but there is no requirement that all foreign securities be hedged. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies or, considered separately, may produce a loss. Where a liquid secondary market for forwards does not exist, the Funds may not be able to close their positions and in such an event, the loss is theoretically unlimited.

Repurchase Agreements

The Funds may engage in repurchase agreement transactions. The Funds’ custodian bank sells U.S. government or agency securities to each Fund under agreements to repurchase these securities at a stated repurchase price including interest for the term of the agreement, which is usually overnight or over a weekend. Each Fund, through its custodian, receives delivery of the underlying U.S. government or agency securities as collateral, whose market value is required to be at least equal to the repurchase price. If the custodian becomes bankrupt, the Fund might be delayed, or may incur costs or possible losses of principal and income, in selling the collateral.

Note 3. Investment Counsel Agreement

Southeastern Asset Management, Inc. (“Southeastern”) serves as Investment Counsel to the Funds and receives annual compensation, computed daily and paid monthly, in accordance with the following schedule for the Partners Fund and Small-Cap Fund:

First $400 million of average daily net assets	1.00%
In excess of $400 million	.75%

For the Partners and Small-Cap Funds, Southeastern has agreed to reduce its fees on a pro rata basis to the extent that each Fund’s normal annual operating expenses (excluding taxes, interest, brokerage fees, and extraordinary expenses)

exceed 1.5% of average annual net assets. No such reductions were necessary for the current year.

The International Fund fee is calculated in accordance with the following schedule:

First $2.5 billion of average daily net assets	1.50%
In excess of $2.5 billion	1.25%

For this Fund, Southeastern has agreed to reduce its fees on a pro rata basis to the extent that the Fund’s normal annual operating expenses (excluding taxes, interest, brokerage fees, and extraordinary expenses) exceed 1.75% of average annual net assets. No reduction was necessary for the current year.

Note 4. Fund Administrator

Southeastern also serves as the Fund Administrator and in this capacity is responsible for managing, performing or supervising the administrative and business operations of the Funds. Functions include the preparation of all registration statements, prospectuses, proxy statements, daily valuation of the portfolios and calculation of daily net asset values per share. The Funds pay a fee as compensation for these services, accrued daily and paid monthly, of 0.10% per annum of average daily net assets.

Note 5. Investment Transactions

Purchases and sales of equity securities and corporate bonds for the period (excluding short-term obligations) are summarized below:

	Purchases	Sales

Partners Fund	$842,991,675	$1,340,569,076
International Fund	689,331,824	329,506,428
Small-Cap Fund	586,344,773	986,654,968

Note 6. Shares of Beneficial Interest

Each Fund is authorized to issue unlimited shares of beneficial interest with no par value. Transactions in shares of beneficial interest were as follows:

	Year ended December 31, 2004

	Partners	International	Small-Cap
	Fund	Fund	Fund

Shares sold	59,331,596	47,752,771	10,373,781
Reinvestment of shareholder distributions	6,433,178	–	8,150,873
Shares redeemed	(34,219,805)	(18,235,626)	(11,043,869)

	31,544,969	29,517,145	7,480,785

	Year ended December 31, 2003

	Partners	International	Small-Cap
	Fund	Fund	Fund

Shares sold	62,540,215	60,958,444	11,928,858
Reinvestment of shareholder distributions	–	–	1,064,294
Shares redeemed	(22,037,100)	(33,630,696)	(13,394,759)

	40,503,115	27,327,748	(401,607)

Note 7. Affiliated Companies

Under Section 2(a)(3) of the Investment Company Act of 1940, a portfolio company is defined as “affiliated” if a Fund owns five percent or more of its voting stock. Each Fund held at least five percent of the outstanding voting stock of the following companies during the year ended December 31, 2004:

	Shares(a) at	Market Value at December 31,
	December 31,
	2004	2003	2004

Partners Fund
Level 3 Communications, Inc.*	81,029,000	$461,865,300	$274,688,310
The NipponKoa Insurance Company, Ltd.	63,701,000	342,415,032	433,293,618
Pioneer Natural Resources Company	8,641,100	327,506,010	303,302,610
Trizec Properties, Inc.	–	204,587,460	–

		1,336,373,802	1,011,284,538

International Fund
BIL International Limited	127,134,000	57,641,865	76,324,014
Ezaki Glico Co., Ltd.	9,851,000	64,895,083	72,293,862
Gendis Inc. (Note 8)*	3,349,996	6,947,295	6,570,264
Nippon Broadcasting System, Inc.	2,172,300	101,145,629	107,056,846

		230,629,872	262,244,986

	Shares(a) at	Market Value at December 31,
	December 31,
	2004	2003	2004

Small-Cap Fund
Adolph Coors Company – Class B	1,942,000	$–	$146,951,140
Deltic Timber Corporation	1,406,100	45,286,880	59,688,945
Genlyte Group Incorporated*	–	102,115,319	–
Hilb Rogal & Hobbs Company	3,526,400	–	127,796,736
IHOP Corp.	2,978,100	114,597,288	124,752,609
Jacuzzi Brands, Inc.*	8,849,100	62,675,600	76,987,170
Ruddick Corporation	3,394,100	60,754,390	73,618,029
Texas Industries, Inc.	1,967,700	106,597,000	122,745,126
TimberWest Forest Corp (Stapled Units)	–	74,786,814	–

		$492,026,477	$732,539,755

Purchases, sales and dividend income for these affiliates for the year ended December 31, 2004 were as follows:

			Dividend
	Purchases	Sales	Income

Partners Fund
Level 3 Communications, Inc.*	$–	$–	$–
The NipponKoa Insurance Company, Ltd.	9,964,607	–	4,081,830
Pioneer Natural Resources Company	–	53,703,060	1,745,930
Trizec Properties, Inc.	–	217,809,866	6,703,760

	9,964,607	271,512,926	12,531,520

International Fund
BIL International Limited	–	–	1,920,801
Ezaki Glico Co., Ltd.	–	–	844,323
Gendis Inc. (Note 8)*	–	–	–
Nippon Broadcasting System, Inc.	–	–	98,032

	–	–	2,863,156

Small-Cap Fund
Adolph Coors Company – Class B	108,646,689	–	1,592,440
Deltic Timber Corporation	–	3,752,354	372,382
Genlyte Group Incorporated*	–	103,227,303	–
Hilb Rogal & Hobbs Company	118,118,643	–	706,419
IHOP Corp	–	–	2,978,100
Jacuzzi Brands, Inc.*	68,110	–	–
Ruddick Corporation	–	–	1,391,581
Texas Industries, Inc.	–	57,917,905	864,300
TimberWest Forest Corp (Stapled Units)	–	70,392,168	–

	$226,833,442	$235,289,730	$7,905,222

*  Non-income producing

(a)	Common stock unless otherwise noted.

Note 8. Illiquid Security

The International Fund owns 3,349,996 shares of Gendis, Inc. common stock, representing 21.9% of the total outstanding shares of the company. Due to the limited trading volume and the Fund’s large ownership stake, a portion of this position may be illiquid. Gendis represents 0.3% of the International Fund’s net assets at December 31, 2004.

Note 9. Related Ownership

At December 31, 2004, officers, employees of Southeastern and their families, Fund trustees, the Southeastern retirement plan and other affiliates owned more than 5% of the following Funds:

	Shares Owned	Percent of Fund

International Fund	9,962,312	6.0%
Small-Cap Fund	5,774,891	6.4

Note 10. Collateral

Securities with the following aggregate value were segregated to collateralize forward currency contracts at December 31, 2004:

Partners Fund	$901,534,204
International Fund	1,145,128,412
Small-Cap Fund	243,821,700

Note 11. Federal Income Taxes

Required fund distributions are based on income and capital gain amounts determined in accordance with federal income tax regulations, which differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

Distributions were subject to tax as follows:

	Year Ended December 31, 2004

	Partners	International	Small-Cap

Long-term capital gains	$176,600,734	$–	$222,981,460
Ordinary income	41,083,617	–	37,602,433

	$217,684,351	$–	$260,583,893

	Year Ended December 31, 2003

	Partners	International	Small-Cap

Ordinary income	$–	$–	$35,283,300

For the year ended December 31, 2004, the Funds used tax loss carryforwards as follows:

	Partners	International	Small-Cap

Loss carryforwards used in 2004	$48,927,970	$33,786,320	$19,456,877

The tax-basis components of net assets at December 31, 2004 were as follows:

	Partners	International	Small-Cap

Unrealized appreciation	$2,284,943,209	$722,494,728	$563,064,706
Unrealized depreciation	(153,837,764)	(11,238,141)	(23,032,460)

Net unrealized appreciation	2,131,105,445	711,256,587	540,032,246
Tax loss carryforwards
expiring 12-31-11	–	(144,993,963)	–
Undistributed capital gains	139,591,993	–	208,619,130
Deferred post-October 31st losses	–	(26,490,746)	–
Undistributed net investment income	–	–	286,428
Paid-in capital	6,728,767,867	2,039,862,901	1,924,905,012

	$8,999,465,305	$2,579,634,779	$2,673,842,816

Longleaf Partners Funds

FINANCIAL HIGHLIGHTS

The presentation is for a share outstanding throughout each period.

			Net
			Gains
	Net		(Losses) on			Distri-
	Asset	Net	Securities	Total	Dividends	butions
	Value	Investment	Realized	From	from Net	from
	Beginning	Income	and	Investment	Investment	Capital
	of Period	(Loss)	Unrealized	Operations	Income	Gains

Partners Fund
Year ended December 31,
2004	$29.98	$.07	$2.05	$2.12	$(.15)	$(.63)
2003	22.24	.08	7.66	7.74	–	–
2002	24.51	.04	(2.08)	(2.04)	(.04)	(.14)
2001	22.71	.20	2.13	2.33	(.20)	(.33)
2000	20.49	.15	3.94	4.09	(.15)	(1.72)
International Fund
Year ended December 31,
2004	14.11	(.08)	1.52	1.44	–	–
2003	9.97	(.07)	4.21	4.14	–	–
2002	12.34	(.06)	(1.99)	(2.05)	–	(.32)
2001	12.06	.13	1.13	1.26	(.13)	(.85)
2000	12.02	.35	2.70	3.05	(.38)	(2.63)
Small-Cap Fund
Year ended December 31,
2004	28.81	.42	3.75	4.17	(.43)	(2.70)
2003	20.33	.45	8.47	8.92	(.44)	–
2002	21.68	.52	(1.32)	(0.80)	(.53)	(.02)
2001	22.62	.24	.90	1.14	(.24)	(1.84)
2000	20.20	.05	2.53	2.58	(.05)	(.11)

(a)	Total return reflects the rate that an investor would have earned on investment in the Fund during each period, assuming reinvestment of all distributions.

(b)	Expenses presented include dividend expense and brokerage fees for short-sales. The operating expense ratios for 2002, 2001 and 2000 were 1.69%, 1.73% and 1.74%, respectively (Note 3).

Longleaf Partners Funds

FINANCIAL HIGHLIGHTS

						Ratio of
					Ratio of	Net
		Net			Expenses	Investment
		Asset		Net Assets	to	Income
Return	Total	Value		End of	Average	(Loss) to	Portfolio
of	Distri-	End of	Total	Period	Net	Average	Turnover
Capital	butions	Period	Return(a)	(thousands)	Assets	Net Assets	Rate

$–	$(.78)	$31.32	7.14%	$8,999,465	.90%	.28%	13.38%
–	–	29.98	34.80	7,668,968	.91	.32	7.37
(.05)	(.23)	22.24	(8.34)	4,787,662	.91	.17	19.57
–	(.53)	24.51	10.34	4,509,042	.94	.89	18.43
–	(1.87)	22.71	20.60	3,751,993	.93	.75	20.48

–	–	15.55	10.21	2,579,635	1.66	(.57)	18.86
–	–	14.11	41.52	1,923,581	1.68	(.68)	10.18
–	(.32)	9.97	(16.51)	1,086,714	1.80 (b)	(.68)	15.86
–	(.98)	12.34	10.47	834,010	1.82 (b)	1.17	32.44
–	(3.01)	12.06	25.93	404,505	1.79 (b)	3.36	69.40

–	(3.13)	29.85	14.78	2,673,843	.93	1.52	31.04
–	(.44)	28.81	43.85	2,365,085	.95	1.89	4.44
–	(.55)	20.33	(3.74)	1,677,194	.95	2.43	16.91
–	(2.08)	21.68	5.45	1,634,115	.96	1.14	40.39
–	(.16)	22.62	12.80	1,476,973	.98	.24	21.94

Longleaf Partners Funds
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Longleaf Partners Funds Trust:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Longleaf Partners Funds Trust (comprised of Longleaf Partners Fund, Longleaf Partners International Fund, and Longleaf Partners Small-Cap Fund, hereafter referred to as the “Funds”) at December 31, 2004, and the results of each of their operations, and the changes in each of their net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States.) Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland
January 28, 2005

(Intentionally Left Blank)

Longleaf Partners Funds

EXPENSE EXAMPLE

Shareholders of mutual funds may incur two types of costs: (1) ongoing costs, including management fees, transfer agent fees, and other fund expenses; and (2) transaction costs, including sale charges (loads) and redemption fees. Longleaf does not charge transaction fees of any sort.

The following examples are intended to show the ongoing costs (in dollars) of investing in the Longleaf Funds and to enable you to compare the costs of investing in other mutual funds. Each example is based on an investment of $1,000 made at July 1, 2004 and held through December 31, 2004.

Actual Expenses

The table below provides information about actual account values and actual expenses using each Fund’s actual return for the period. To estimate the expenses that you paid over the period, divide your account balance by $1,000 (for example, a $12,500 account balance divided by $1,000 = 12.5), then multiply the result by the number in the third line entitled “Expenses Paid During Period.”

Ongoing Expenses and Actual Fund Returns

for the period July 1, 2004 to December 31, 2004

	Partners	International	Small-Cap

Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	1,039.48	1,036.67	1,091.03
Expenses Paid During Period*	4.61	8.50	4.89
Annualized Expense Ratio for Period	0.90%	1.66%	0.93%

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by the number of days in the most recent fiscal half year (184) divided by 366 days in the current year.

Longleaf Partners Funds

EXPENSE EXAMPLE

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and expenses based on each Fund’s actual expense ratio and assumed returns of 5% per year before expenses, which are not the Funds’ actual returns. Do not use the hypothetical date below to estimate your ending account balance or expenses you paid. This information serves only to compare the ongoing costs of investing in Longleaf with other mutual funds. To do so, examine this 5% hypothetical example against the 5% hypothetical examples found in other funds’ shareholder reports.

The expenses shown in the table highlight only ongoing costs and do not reflect transactional costs that may be charged by other funds. Therefore, the third line of the table does not reveal the total relative costs of owning different funds. Since Longleaf does not charge transactions fees, you should evaluate other funds’ transaction costs to assess the total cost of ownership for comparison purposes.

Ongoing Expenses and Hypothetical 5% Return

for the period July 1, 2004 to December 31, 2004

	Partners	International	Small-Cap

Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	1,020.61	1,016.79	1,020.46
Expenses Paid During Period*	4.57	8.42	4.72
Annualized Expense Ratio for Period	0.90%	1.66%	0.93%

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by the number of days in the most recent fiscal half year (184) divided by 366 days in the current year.

INFORMATION ON BOARDS OF TRUSTEES

Each Fund is served by a separate Board of Trustees composed of eight members. The membership of each Board is the same. There is no stated term of service, and Trustees continue to serve after election until resignation. All Trustees presently serving except for Rex M. Deloach were elected or re-elected at a meeting of shareholders held on September 19, 2001 in Boston, Massachusetts.

Length of Service
Name, Age		as Trustee
And Address	Positions Held With Funds	(Year Began)

Affiliated or Interested Trustees*

O. Mason Hawkins, CFA, (56) 6410 Poplar Ave., Suite 900 Memphis, TN 38119	Co-Portfolio Manager	Partners Fund International Fund Small-Cap Fund	1987 1998 1989

Margaret H. Child (49) 137 Marlborough Street #3 Boston, MA 02116	Trustee	Partners Fund International Fund Small-Cap Fund	2001 2001 2001

Independent or Non-Interested Trustees

Chadwick H. Carpenter, Jr. (54) 42366 N. 111th Place Scottsdale, AZ 85262	Trustee	Partners Fund International Fund Small-Cap Fund	1993 1998 1993

Daniel W. Connell, Jr. (56) 9009 Regency Square Blvd. Jacksonville, FL 32202	Trustee	Partners Fund International Fund Small-Cap Fund	1997 1998 1997

Rex M. Deloach (67) 154 County Road 231 Oxford, MS 38655	Trustee	Partners Fund International Fund Small-Cap Fund	2003 2003 2003

Steven N. Melnyk (57) 1535 The Greens Way Jacksonville Beach FL 32250	Trustee	Partners Fund International Fund Small-Cap Fund	1991 1998 1991

C. Barham Ray (58) 6075 Poplar Avenue, Suite 335 Memphis, TN 38119	Trustee	Partners Fund International Fund Small-Cap Fund	1992 1998 1992

Perry C. Steger (42) 1978 South Austin Avenue Georgetown, TX 78626	Chairman of the Board	Partners Fund International Fund Small-Cap Fund	2001 2001 2001

*	Mr. Hawkins is a director and officer of Southeastern Asset Management, Inc. and as such is classified as an “interested” Trustee. Ms. Child is not affiliated with Southeastern, but performs certain administration and operational functions for the Funds in Massachusetts, their state of organization, and could be deemed to be an “interested” Trustee.

INFORMATION ON BOARDS OF TRUSTEES

	Number of
Principal Occupations	Portfolios	Other
During Past 5 Years	Overseen	Directorships

Affiliated or Interested Trustees*

Chairman of the Board and Chief Executive Officer, Southeastern Asset Management, Inc.	3

Marketing Consultant since 2005; Chief Marketing Officer, Bingham McCutchen, LLP (1999-2004) (an international law firm); Director of Marketing, Arthur Andersen LLP (accounting firm) Memphis office (1991-98), Atlanta office (1998-99).	3

Independent or Non-Interested Trustees

Private Investor and Consultant since 1998; Senior Executive Officer, Progress Software Corp. (1983-98)	3

President and CEO, Twilight Ventures, LLC (investment holding company) since 2004; Senior Vice President-Marketing, Jacksonville Jaguars (NFL franchise) (1994-2004)	3

President, Financial Insights, Inc. (financial consulting and litigation support) since 2002; Vice President, The Oxford Company (private land and timber, investments) since 1994.	3

Real Estate Development, The Sea Island Company, since 2005; Private Investor and Consultant since 1997; Golf Commentator, ABC Sports since 1991; President, Riverside Golf Group, Inc. since 1989.	3	Director, First Coast Community Bank, Fernandina Beach, FL

Partner, SSM Corp. (venture capital firm) since 1974.	3

President, Steger & Bizzell Engineering, Inc. (engineering firm) since 2003; Director of Product Strategy, National Instruments, Inc. (1996-2003)	3

Longleaf Partners Funds

FUND INFORMATION

The following additional information may be obtained without charge, upon request, by calling 1-800-445-9469, Option 1, or on the Funds’ website at www.longleafpartners.com, or on the SEC’s website at www.sec.gov.

Proxy Voting Policies and Procedures

A description of Longleaf’s Proxy Voting Policies and Procedures is included in the Statement of Additional Information (SAI).

Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is contained in Form N-PX.

Quarterly Portfolio Holdings

Longleaf files a complete schedule of portfolio holdings for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (please call 1-800-SEC-0330 for information on the operation of the Public Reference Room).

In addition to Form N-Q, Longleaf publishes reports for each fiscal quarter. These reports include complete schedules of portfolio holdings, as well as performance updates and letters from portfolio managers. We furnish Longleaf’s Quarterly Reports in lieu of Form N-Q to shareholders who request information about our first and third quarter portfolio holdings, and Semi-Annual and Annual Reports for requests related to the second and fourth quarters, respectively.

Fund Trustees

Additional information about Fund Trustees is included in the Statement of Additional Information (SAI).

Longleaf Partners Funds

SERVICE DIRECTORY

Contact us at www.longleafpartners.com or

(800) 445-9469

FUND INFORMATION	OPTION 1
To request a Prospectus, Statement of Additional Information (including
Longleaf’s Proxy Voting Policies and Procedures), financial report, application or other Fund information from 7:00 a.m. to 7:00 p.m. Eastern time, Monday through Friday.

DAILY FUND PRICES	OPTION 2
For automated reporting 24 hours a day, seven days a week.

ACCOUNT INFORMATION	OPTION 3
For account balance and transaction activity, 24 hours a day, seven days a week. Please have your Fund number (see below) and account number ready to access your investment information.

SHAREHOLDER INQUIRIES	OPTION 0
To request action on your existing account from 9:00 a.m. to 6:00 p.m. Eastern time, Monday through Friday.

CORRESPONDENCE

By regular mail:	By express mail or overnight courier:
Longleaf Partners Funds	Longleaf Partners Funds
P.O. Box 9694	c/o PFPC
Providence, RI 02940-9694	101 Sabin Street
Pawtucket, RI 02860
(508) 871-8800

SERVICES FOR FINANCIAL ADVISORS	(800) 761-2509
Please contact Gary Wilson or Lee Harper of Southeastern Asset Management for additional information.

PUBLISHED DAILY PRICE QUOTATIONS

Daily net asset value per share of each Fund is reported in mutual fund quotations tables of major newspapers in alphabetical order under the bold heading Longleaf Partners as follows:

			Transfer Agent	Closed to
Abbreviation	Symbol	Cusip	Fund Number	New Investors

Partners	LLPFX	543069108	133	7-16-04
Intl	LLINX	543069405	136	2-6-04
Sm-Cap	LLSCX	543069207	134	7-31-97

Longleaf Partners Funds SM

c/o PFPC
P.O. Box 9694
Providence, RI 02940-9694
(800) 445-9469
www.longleafpartners.com

Item 2.     Code of Ethics.

On December 8, 2003, the Boards of Trustees of the Longleaf Partners Funds adopted a Code of Ethics applicable to officers of Southeastern Asset Management, Inc. performing the principal executive function, the principal financial function, and the principal legal function for the Funds. On September 28, 2004, Longleaf’s Trustees amended the Code to include a role for the Fund’s Chief Compliance Officer in addressing issues under the Code. A copy of this Code of Ethics, as amended, is attached as Exhibit 99.CODE ETH.

Item 3.     Audit Committee Financial Expert.

On December 8, 2003, the Independent Trustees of the Longleaf Partners Funds selected Rex M. Deloach to replace G. Staley Cates as Trustee, effective upon Mr. Cates resignation from the Boards December 31, 2003. Mr. Deloach is “independent” as defined by Item 3 of Form N-CSR, and serves as chairman of the Audit Committee. The Trustees have determined that Mr. Deloach meets the definition of “audit committee financial expert” as set forth in Item 3 of Form N-CSR.

In accordance with the SEC’s safe harbor rule for “audit committee financial experts,” no member designated as an audit committee financial expert shall (i) be deemed an “expert” for any other purpose or (ii) have any duty, obligation or liability that is greater than the duties, obligations and liabilities imposed on a member of the board or the audit committee not so designated. Additionally, the designation of a member or members as an “audit committee financial expert” shall in no way affect the duties, obligations or liabilities of any member of the audit committee, or the board, not so designated.

Item 4.     Principal Accountant Fees and Services.

Services		2004	2003

(a.)	Audit Fees
	Audits of the Funds	$66,500	$63,400

(b.)	Audit Related Fees
Quarterly tax diversification review, tax department review of financial statements		$30,500	$29,075

(c.)	Tax Fees
Preparation of tax returns, tax consultation and research		$29,475	$68,150

(d.)	All other fees	$0	$0

PricewaterhouseCoopers LLP (PwC) serves as the principal accountant for the Longleaf Partners Funds. With respect to PwC’s 2004 engagement to provide audit, audit-related and tax services to the Funds, the Audit Committee specifically pre-approved the engagement at the March 5, 2004 Meeting of the Boards of Trustees. With respect to PwC’s 2003 engagement to provide audit, audit-related and tax services to the Funds, the Audit Committee specifically pre-approved the engagement at the December 3, 2002 Meeting of the Boards of Trustees, and ratified the pre-approval at the March 5, 2003 Meeting of the Boards of Trustees. Under Longleaf’s Audit Committee Charter, the Audit Committee must pre-approve all audit and non-audit services. No additional pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X have been adopted. No services included in (b.) through (d.) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. PWC has not provided any services to Longleaf’s investment adviser or any affiliated entity for the last 2 fiscal years. Accordingly, no consideration was necessary regarding the impact such services might have on PWC’s independence.

Item 5.     Audit Committee of Listed Registrants.

Not applicable.

Item 6.     Schedule of Investments.

A complete schedule of investments for the period ended December 31, 2004 is included in the Annual Report filed under Part I of this form.

Item 7.     Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.     Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.     Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.     Submission of Matters to a Vote of Security Holders.

The registrant does not currently have in place procedures by which shareholders may recommend nominees to the registrant’s board or directors.

Item 11.     Controls and Procedures.

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act to 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

At the date of filing this Form N-CSR, the registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting during the second fiscal quarter of the period covered by this report (ie, the fourth quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.     Exhibits.

Exhibit 99. CODE/ETH Code of Ethics required by Item 2.

Exhibit 99. CERT Certification Required by Item 12(a)(2) of Form N-CSR

Exhibit 99.906 CERT Certification Pursuant to Section 906 of the Sarbanes Oxley Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Longleaf Partners Funds Trust

By	/s/ O. Mason Hawkins

O. Mason Hawkins Trustee Longleaf Partners Funds Trust

Date	February 11, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ O. Mason Hawkins

O. Mason Hawkins Chairman and CEO, Southeastern Asset Management, Inc. Functioning as principal executive officer under agreements with Longleaf Partners Funds Trust and its separate series

Date	February 11, 2005

By	/s/ Julie M. Douglas

Julie M. Douglas
Vice President & CFO – Mutual Funds, Southeastern Asset Management, Inc. Functioning as principal financial officer under agreements with Longleaf Partners Funds Trust and its separate series

Date	February 9, 2005

A signed original of this written statement has been provided to Longleaf Partners Funds Trust and will be retained by Longleaf Partners Funds Trust and furnished to the Securities and Exchange Commission or its staff upon request.